UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On January 24, 2020, the Board of Directors of Knowles Corporation (the "Company") determined that its 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") will be held on April 28, 2020 at a time and location to be set forth in the Company's related proxy materials. The record date for the determination of stockholders entitled to receive notice of and vote at the 2020 Annual Meeting shall be the close of business on March 2, 2020.

The date of the 2020 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2019 Annual Meeting of Stockholders, which was held on May 31, 2019. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company has set a new deadline for receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act. The Company has set such deadline as the close of business on February 3, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials, and is also the time by which notice of proposals must be received pursuant to the Company's Second Amended and Restated Bylaws.

Stockholder proposals and other items of business should be submitted in writing to the Corporate Secretary, Knowles Corporation, 1151 Maplewood Drive, Itasca, Illinois 60143. All such proposals must be in compliance with applicable laws and regulations and the Company's Second Amended and Restated Bylaws in order to be considered for inclusion in the proxy materials for the 2020 Annual Meeting or to be considered at the 2020 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION
(Registrant)
Date:	January 24, 2020	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary